UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 26, 2019

Zayo Group Holdings, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36690	26-1398293
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

1821 30th Street, Unit A, Boulder, CO 80301
(Address of Principal Executive Offices)

(303) 381-4683
(Registrant’s Telephone Number, Including Area Code)

Zayo Group, LLC
(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-169979	26-2012549
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

1821 30th Street, Unit A, Boulder, CO 80301
(Address of Principal Executive Offices)

(303) 381-4683
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ZAYO	New York Stock Exchange

Item 5.07.	Submission of Matters to a Vote of Security Holders

On July 26, 2019, Zayo Group Holdings, Inc. (the “Company”) held a special meeting of stockholders (the “Special Meeting”). Of the 235,584,754 shares of common stock outstanding as of June 21, 2019, the record date for the Special Meeting, 183,741,712 shares were represented at the Special Meeting (in person or by proxy), constituting 77.99% of the outstanding shares entitled to vote and a quorum to conduct business at the Special Meeting.

At the Special Meeting, stockholders of the Company (1) approved the adoption of the Agreement and Plan of Merger, dated as of May 8, 2019 (the “Merger Agreement”), by and among the Company, Front Range TopCo, Inc. (“Parent”), and Front Range BidCo, Inc., a wholly owned subsidiary of Parent (“Merger Sub”), providing for the merger of Merger Sub with and into the Company (the “Merger”) and (2) approved, by means of a non-binding, advisory vote, the “golden parachute” compensation that will or may be received by the Company’s named executive officers in connection with the Merger.

The final voting results are set forth below.

Proposal 1: Adoption of the Merger Agreement:

For	Against	Abstain	Broker Non-Votes
183,453,673	148,273	139,766	—

Proposal 2: Approval, on a non-binding advisory basis, of the “golden parachute” compensation that will or may be received by the Company’s named executive officers in connection with the Merger:

For	Against	Abstain	Broker Non-Votes
160,384,778	22,384,628	972,306	—

Proposal 3: In connection with the Special Meeting, the Company also solicited proxies with respect to a proposal to approve one or more adjournments of the Special Meeting to a later date or dates, if necessary or appropriate and permitted under the Merger Agreement, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the then-scheduled date and time of the Special Meeting (the “Adjournment Proposal”). The Adjournment Proposal was rendered moot in light of adoption of the Merger Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zayo Group Holdings, Inc.

By:	/s/ Matt Steinfort
Name:	Matt Steinfort
Title:	Chief Financial Officer

DATED: July 29, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zayo Group, LLC

By:	/s/ Matt Steinfort
Name:	Matt Steinfort
Title:	Chief Financial Officer

DATED: July 29, 2019